Semiannual Report

          PERSONAL STRATEGY FUNDS

          NOVEMBER 30, 1999

T. ROWE PRICE

[LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
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Personal Strategy Funds

 .    Stocks rose and bonds slipped as the Fed raised short-term rates to curb potential inflation.

 .    The Personal Strategy Income, Balanced, and Growth Funds provided respectable returns for the 6- and 12-month periods ended November 30, 1999.

 .    The funds' results were hampered versus the benchmarks by their small-cap and value holdings, while international and large-cap growth stocks made positive contributions.

 .    We believe foreign stocks still offer better value than U.S. equities and high-yield bonds are particularly attractive among fixed income investments.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

During the past six months, the domestic economy continued to grow strongly while overseas economies picked up steam. Third quarter GDP was revised upward to 5.5% and unemployment was at a 30-year low of 4.1%. With the dwindling supply of available workers increasing the prospects for higher inflation, the Federal Reserve raised the fed funds target rate three times. In this uncertain environment, stocks advanced but bonds lost ground.

MARKET ENVIRONMENT

While overall inflation remains benign, there are signs of inflationary pressures in several areas of the U.S. economy, including higher import prices, the weakening dollar, and accelerating producer prices. Oil prices increased 150% during the past 12 months and reached a nine-year high of almost $27 per barrel in November before finishing the month a bit lower.

International economies continued to strengthen. In Asia, corporate restructuring boosted investor confidence and, consequently, stocks and currencies. The Japanese yen gained ground against the U.S. dollar and finished November near its four-year high of 101 versus the greenback. In Europe, economies also improved without threat of inflation, although European central bankers are sending stronger signals that rate hikes may lie ahead. Despite the prospect of higher interest rates, the euro slid toward parity with the U.S. dollar, losing about 16% in value over its 11-month existence.

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INTEREST RATE LEVELS
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                                    [GRAPH]

         30-Year Treasury Bond   5-Year-Treasury Note  90-Day Treasury Bill
11/30/98          5.21                  4.62                   4.58
                  5.12                  4.59                   4.55
                  5.12                  4.56                   4.47
  Feb-99          5.49                  5.11                   4.65
                  5.63                  5.12                   4.47
                  5.58                  5.15                   4.51
  May-99           5.8                  5.51                   4.65
                  6.03                  5.76                   4.77
                  6.05                  5.75                   4.71
  Aug-99          5.93                  5.71                   4.97
                  6.09                  5.81                   4.88
                   6.3                  6.09                   5.13
11/30/99          6.22                  6.03                   5.28

1
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U.S. corporations reported very strong profits in the third quarter. After-tax profits rose 3% to post an 11.7% growth rate through September, the strongest since third quarter 1997. The improvement in earnings growth relative to nominal GDP suggests at least marginal improvement in pricing power for domestic companies.

Growth stocks returned to dominance in domestic equity markets, as value stocks faltered after rallying in the spring. International equity markets, particularly in Asia, Japan, Hong Kong, and South Korea, showed surprising strength. Japan and the rest of Asia tend to be large net importers of commodities, and strength in those economies has driven commodity prices higher.

In the fixed income markets, yields rose and prices fell as concerns about accelerating inflation prompted the Fed to boost the fed funds target rate a total of three-quarters of a percentage point. The two-year Treasury yield rose 59 basis points while the 30-year yield climbed 46 since the end of May, hampering bond returns (100 basis points equal one percentage point).

PERFORMANCE AND STRATEGY REVIEW

The funds' investment committee meets once a month to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund, based on market conditions and economic fundamentals. The committee maintained a modest underweighting in stocks in the Balanced and Growth Funds and a slight overweighting in the Income Fund.

Valuation disparities between growth and value stocks grew even more pronounced. In August we redirected some profits from our growth stocks into the value sector. Although we made no changes to the small-cap allocation, we believe small-cap stocks continue to offer compelling valuations given their growth potential. We also feel that foreign markets currently offer more attractive valuations than domestic equities. Accordingly, in October we shifted away from domestic stocks into international stocks.

Domestic fixed income markets have been declining, partly a result of record levels of new bond issuance. While we think that improved liquidity over the next few months should favor bonds in general, we believe the attractive income offered by high-yield bonds (below investment grade) makes this sector particularly appealing, and we currently favor high-yield over investment-grade securities.

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PERSONAL STRATEGY INCOME FUND

This fund's investment goal is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% bonds, 40% stocks, and 20% money market securities, although these figures can vary by as much as 10 percentage points above or below these levels.

During the past six months, the fund's stock component fell one percentage point to 41%, with 48% allocated to bonds (the same as in May) and 11% to cash. Our equity focus favored value over growth. We made no change to our percentage of small-cap stocks. We continue to believe that foreign equities offer more attractive growth potential than U.S. stocks and increased our commitment to them. Among our fixed income holdings, we maintained our allocation of investment-grade bonds and high-yield securities. Liquidity has begun to improve in the high-yield market, and we expect the yields in this sector to narrow the gap with high-quality bond yields, benefiting high-yield investors.

The fund's returns for the 6- and 12-month periods ended November 30 were modest. The fund outperformed the Lehman Aggregate Bond Index but trailed the Combined Index Portfolio, as shown in the table. Rising interest rates limited returns for investment-grade long-term bonds, while poor liquidity and a huge supply of new bonds through September hurt the high-yield area.

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ASSET ALLOCATION
--------------------------------------------------------------------------------

                                    [CHART]

Personal Strategy Income Fund
Bonds        48%
Reserves     11%
Stocks       41%

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PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 11/30/99        6 Months       12 Months
--------------------------------------------------------------------------------
Personal Strategy
Income Fund                      1.23%           5.04%
Combined Index Portfolio*        3.78            9.08
Lehman Aggregate
Bond Index                       0.72           -0.04

*An unmanaged portfolio composed of 40% stocks (S&P 500), 40% bonds (Lehman
 Aggregate Bond Index), and 20% money market securities (90-Day Treasury Bills).

3
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Our allocation of international and large-cap growth stocks contributed positively to returns among the equity component, but our positions in small-cap and value stocks hampered results over the last six months. For both periods, large-cap growth stocks provided the major share of fund performance.

PERSONAL STRATEGY BALANCED FUND

The objective of this fund is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash-with 10-percentage-point variations permitted for each asset class. This asset allocation structure offers higher risk but also a higher potential return than the Income Fund.

On November 30, your fund had 58% of its assets in stocks, down slightly from the end of May; 36% in bonds, three percentage points lower; and the balance in money market securities. Among equity holdings we lowered our allocation to growth and increased our value and international stocks. Our current fixed income bias favors high-yield over investment-grade corporate bonds.

One of the strongest performers among the fund's top holdings was Corning, whose stock rose in recent months after the company proposed doubling its worldwide production capacity for liquid crystal displays used in portable computers and hand-held information devices. Electronics and defense conglomerate GE, another top position, benefited from the high valuations afforded large-cap growth shares. Among our other major equity holdings, BP Amoco participated in the energy stocks rally. The firm proposed a $27 billion buy-out of ARCO that is currently under review by the Federal Trade Commission. The combined company would offer economies of scale

----------------
ASSET ALLOCATION
--------------------------------------------------------------------------------
Personal Startegy Balanced Fund

                                    [CHART]

Bonds                       36%
Reserves                     6%
Stocks                      58%


Based on net assets as of 11/30/99.

4
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in its competition against newly merged Exxon and Mobil. In addition to general market weakness in the pharmaceutical sector, American Home Products' share price declined as Pfizer threatened to derail AHP's proposed acquisition of Warner-Lambert. Sprint, another key holding and the third-largest U.S. long distance company, soared following the October announcement of its takeover by MCI WorldCom, the second-largest U.S. provider. The $129 billion deal would rank as one of the largest in U.S. history.

The fund's six-month return trailed the Combined Index Portfolio and the Merrill Lynch-Wilshire Capital Market Index, as large-cap value and small-cap holdings hampered performance. Results for the 12-month period also lagged the benchmarks. Recent returns were driven by strength in large-cap growth and international stocks while value and small-cap shares limped along for most of the period after rallying last spring. Our fixed income holdings were mostly flat to slightly negative in a rising-interest-rate environment during the last six months. However, high-yield bonds have shown recent signs of improvement, and bonds in general helped limit volatility in the third quarter when stocks delivered negative returns.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 11/30/99             6 Months      12 Months
--------------------------------------------------------------------------------
Personal Strategy
Balanced Fund                        2.07%           8.23%
Combined Index Portfolio*            4.94           12.78
Merrill Lynch-Wilshire Capital
Market Index                         5.81           14.99

*An unmanaged portfolio composed of 60% stocks (S&P 500), 30% bonds (Lehman
 Aggregate Bond Index), and 10% money market securities (90-Day Treasury Bills).


PERSONAL STRATEGY GROWTH FUND

Your fund seeks capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bonds and money market securities, with 10-percentage-point variations permitted.

----------------
ASSET ALLOCATION
--------------------------------------------------------------------------------
Personal Strategy Growth Fund

                                    [CHART]

Bonds and Reserves                    23%
Stocks                                77%


Based on net assets as of 11/30/99.

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As of November 30, the fund's stock allocation was 77% of net assets, two percentage points lower than six months ago, and 23% was invested in bonds and cash equivalents. The portfolio's five-largest stock holdings were BP Amoco, American Home Products, Corning, GE, and Sprint. (For a detailed writeup on these stocks, please read our report on the Balanced Fund.) In recent months, the fund benefited from its positions in domestic large-cap growth stocks and international equities, while our domestic large-cap value and small-cap stocks had a negative impact on performance and hampered results relative to our benchmarks, as shown in the table.

Despite the lagging relative performance, the fund delivered respectable returns in a difficult environment and surpassed the Balanced and Income funds in both the 6- and 12-month periods, since stocks in general far outpaced fixed income securities. These results are to be expected given the higher risk associated with the Growth Fund's larger stock component.


PERFORMANCE COMPARISON

Periods Ended 11/30/99                                 6 Months        12 Months
--------------------------------------------------------------------------------
Personal Strategy
Growth Fund                                               2.79%           11.04%
Combined Index Portfolio*                                 6.08            16.53
Merrill Lynch-Wilshire Capital
Market Index                                              5.81            14.99

*An unmanaged portfolio composed of 80% stocks (S&P 500) and 20% bonds (Lehman
 Aggregate Bond Index).


OUTLOOK

Overall, we foresee a lessening of volatility in the financial markets and an improvement in bond liquidity compared with 1999. Accordingly, we believe bonds offer an attractive opportunity for investors searching for income and long-term appreciation. On the equity side of the ledger, we expect corporate profit growth to remain strong, getting a boost from continuing high demand from domestic and, increasingly, international consumers. In this environment, we remain optimistic about the prospects for attractive stock and bond returns over the long term.

Respectfully submitted,

/s/ Edmund M. Notzon III

Edmund M. Notzon III

Chairman of the Investment Advisory Committee

December 17, 1999

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T. ROWE PRICE PERSONAL STRATEGY FUNDS
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--------------------
PORTFOLIO HIGHLIGHTS
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PORTFOLIO OVERVIEW


                             Percent of                           Percent of
                             Net Assets                           Net Assets
                               11/30/99                             11/30/99
Personal Strategy Income Fund
--------------------------------------------------------------------------------
Reserves                          10.7%  Stocks                        41.5%
                                           Five Largest Holdings:
Bonds                             47.8%    BP Amoco                     0.8
  Treasuries/Agencies             13.0     Corning                      0.6
  Mortgage-Backed                 12.7     American Home Products       0.5
  Corporate                       22.1     GE                           0.5
                                           Sprint                       0.4
                                                                        2.8%



Personal Strategy Balanced Fund
--------------------------------------------------------------------------------
Reserves                           5.9%  Stocks                        58.1%
                                           Five Largest Holdings:
Bonds                             36.0%    BP Amoco                     1.1
  Treasuries/Agencies             14.6     Corning                      0.8
  Mortgage-Backed                  8.5     American Home Products       0.8
  Corporate                       12.9     GE                           0.7
                                           Sprint                       0.6
                                                                        4.0%


Personal Strategy Growth Fund
--------------------------------------------------------------------------------
Reserves                           4.2%  Stocks                        76.7%
                                           Five Largest Holdings:
Bonds                             19.1%    BP Amoco                     1.5
  Treasuries/Agencies              5.0     American Home Products       1.1
  Mortgage-Backed                  6.0     Corning                      1.1
  Corporate                        8.1     GE                           1.0
                                           Sprint                       0.9
                                                                        5.6%


7

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T. ROWE PRICE PERSONAL STRATEGY FUNDS
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----------------------
PERFORMANCE COMPARISON
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These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

PERSONAL STRATEGY INCOME FUND
--------------------------------------------------------------------------------
As of 11/30/99

                Combined Index       Lehman Aggregate      Personal Strategy
Date              Portfolio             Bond Index            Income Fund
----              ---------             ----------            -----------
7/29/94             10,000                10,000                 10,000
  11/94              9,972                 9,834                  9,939
  11/95             12,214                11,569                 12,338
  11/96             13,959                12,272                 14,125
  11/97             16,097                13,198                 15,883
  11/98             18,459                14,446                 17,631
  11/99             20,135                14,440                 18,519


PERSONAL STRATEGY BALANCED FUND
--------------------------------------------------------------------------------
As of 11/30/99


                Combined Index   Merrill Lynch-Wilshire   Personal Strategy
Date              Portfolio       Capital Market Index      Balanced Fund
----              ---------          --------------         -------------
7/29/94             10,000                10,000                 10,000
  11/94              9,974                 9,943                  9,969
  11/95             12,728                12,681                 12,710
  11/96             15,111                14,800                 14,904
  11/97             18,093                17,744                 17,124
  11/98             21,349                20,439                 19,254
  11/99             24,077                23,504                 20,839

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T. ROWE PRICE PERSONAL STRATEGY FUNDS
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----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

PERSONAL STRATEGY GROWTH FUND
--------------------------------------------------------------------------------
As of 11/30/99

            Combined Index    Merrill Lynch-Wilshire    Personal Strategy
Date           Portfolio        Capital Market Index        Growth Fund
----           ---------        --------------------        -----------
7/29/94         10,000                 10,000                  10,000
  11/94          9,974                  9,943                  10,010
  11/95         13,258                 12,681                  13,111
  11/96         16,344                 14,800                  15,844
  11/97         20,302                 17,744                  18,598
  11/98         24,600                 20,439                  21,161
  11/99         28,666                 23,504                  23,497


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                   Since    Inception
Periods Ended 11/30/99           1 Year    3 Years   5 Years   Inception         Date
--------------------------------------------------------------------------------------
Personal Strategy Income Fund     5.04%      9.45%    13.25%      12.23%      7/29/94
Personal Strategy Balanced Fund   8.23      11.82     15.89       14.74       7/29/94
Personal Strategy Growth Fund    11.04      14.04     18.61       17.35       7/29/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

10
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T. ROWE PRICE MUTUAL FUNDS
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STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE RETIREMENT PLANS AND RESOURCES
--------------------------------------------------------------------------------

RETIREMENT PLANS AND RESOURCES

We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

IRAs AND QUALIFIED PLANS
Traditional IRA                                   Money Purchase Pension
Roth IRA                                          "Paired" Plans (Money Purchase
Rollover IRA                                       Pension and Profit Sharing Plans)
SEP-IRA                                           401(k)
SIMPLE IRA                                        403(b)
Profit Sharing                                    457 Deferred Compensation

RETIREMENT RESOURCES AT T. ROWE PRICE
Planning and Informational Guides                 Investing for Retirement in Your 403(b)
Minimum Required Distributions Guide               Account
Retirement Planning Kit                           The T. Rowe Price No-Load Variable
Retirees Financial Guide                            Annuity Information Kit
Tax Considerations for Investors
                                                  Insights Reports
Investment Kits                                   The Challenge of Preparing for
The IRA Investing Kit                              Retirement
Roth IRA Conversion Kit                           Financial Planning After Retirement
Rollover IRA Kit                                  The Roth IRA: A Review
The T. Rowe Price SIMPLE IRA Plan Kit
The T. Rowe Price SEP-IRA Plan                    Software Packages
The Simplified Keogh Plan(R) From                 T. Rowe Price Retirement Planning
 T. Rowe Price                                      Analyzer(TM) CD-ROM or diskette
The T. Rowe Price 401(k) Century                    $19.95. To order, please call
 Plan(R) (for small businesses)                     1-800-541-5760. Also available
Money Purchase Pension/Profit Sharing               on the Internet for $9.95.
  Plan Kit                                         T. Rowe Price Variable Annuity
                                                            Analyzer(TM) CD-ROM or diskette, free.
                                                            To order, please call 1-800-469-5304.

Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

T. ROWE PRICE RETIREMENT PLANS AND RESOURCES
--------------------------------------------------------------------------------

THE FUNDAMENTALS OF INVESTING

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

INSIGHTS REPORTS

General Information                              Investing in Common Stocks
The ABCs of Giving                               Investing in Emerging Growth Stocks
Back to Basics: The ABCs of Investing            Investing in Financial Services Stocks
The Challenge of Preparing for                   Investing in Health Care Stocks
 Retirement                                      Investing in High-Yield Municipal
Financial Planning After Retirement               Bonds
Getting Started: Investing With Mutual           Investing in Money Market Securities
 Funds                                           Investing in Mortgage-Backed Securities
The Roth IRA: A Review                           Investing in Natural Resource Stocks
Tax Information for Mutual Fund                  Investing in Science and Technology
 Investors                                        Stocks
                                                 Investing in Small-Company Stocks
Investment Strategies                            Understanding Derivatives
Conservative Stock Investing                     Understanding High-Yield "Junk"
Dollar Cost Averaging                             Bonds
Equity Index Investing
Growth Stock Investing                           Brokerage Insights
Investing for Higher Yield                       Combining Individual Securities With
Managing Risk Through Diversification             Mutual Funds
The Power of Compounding                         Getting Started: An Introduction to
Value Investing                                   Individual Securities
                                                 What You Should Know About Bonds
Types of Securities                              What You Should Know About Margin
The Basics of International Stock                 and Short-Selling
 Investing                                       What You Should Know About Options
The Basics of Tax-Free Investing                 What You Should Know About Stocks
The Fundamentals of Fixed Income
 Investing
Global Bond Investing

T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

For fund and account information                 Walk-In Investor Centers:
or to conduct transactions,                      For directions, call
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with your existing                               Three Financial Center
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This report is authorized for                    Farragut Square
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.           C11-051 11/30/99